                    =========================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                               SEPTEMBER 14, 2000

                            AAMES CAPITAL CORPORATION
                                  ON BEHALF OF
                           AAMES MORTGAGE TRUST 2000-1
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        CALIFORNIA                      333-64903               95-4438859
--------------------------------        ---------           ------------------
(State or other jurisdiction            (Commission         (I.R.S.  employer
of incorporation)                       file number)        identification no.)

350 SOUTH GRAND AVENUE, 52ND FLOOR
    LOS ANGELES, CALIFORNIA                                      90071
----------------------------------------                      ------------
(Address of principal executive offices)                       (ZIP Code)


                                 (213) 210-5000
           -----------------------------------------------------------
               Registrant's telephone number, including area code

                                       N/A
                     --------------------------------------
          (Former name or former address, if changed since last report)


                    =========================================

Item 5.  Other Events

Filing of Computational Materials.

     This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared and distributed by Greenwich Capital Markets, Inc., as an underwriter, in connection with the issuance by Aames Mortgage Trust 2000-1 of Mortgae Pass-Through Certificates, Series 2000-1. Some or all of the Computational Materials were also distributed by Lehman Brothers Inc. and Morgan Stanley Dean Witter, other underwriters; the legend which such underwriters placed on the Computational Materials is attached hereto as Exhibit 99.3 and 99.4.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters.

         23.2 Consent of Stroock & Stroock & Lavan LLP (included in Exhibit
              8.1).

         99.1 Computational Materials.

         99.2 Legend of Greenwich Capital Markets, Inc. for Computational Materials.

         99.3 Legend of Lehman Brothers Inc. for Computational Materials

         99.4 Legend of Morgan Stanley Dean Witter for Computational Materials

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AAMES CAPITAL CORPORATION

                                    By: /s/David A. Sklar
                                        -----------------
                                        David A. Sklar
                                        Executive Vice President and
                                        Chief Financial Officer



Dated:  September 14, 2000

                                  EXHIBIT INDEX


 Exhibit
 -------

   8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters.

  23.2         Consent of Stroock & Stroock & Lavan LLP (included in
               Exhibit 8.1).

  99.1         Computational Materials.

  99.2         Legend of Greenwich Capital Markets, Inc. for Computational
               Materials.

  99.3         Legend of Lehman Brothers Inc. for Computational Materials

  99.4         Legend of Morgan Stanley Dean Witter for Computational Materials